UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Agreement.

Letter Agreement

On May 6, 2016, Cousins Properties Incorporated (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Parkway Properties, Inc. (“Parkway”), Parkway Properties LP (“Parkway LP”), a subsidiary of Parkway, PPOF II, LLC (“PPOF”), a subsidiary of Parkway and Teacher Retirement System of Texas (“TRST”).

The Letter Agreement refers to (i) that certain Limited Partnership Agreement of Parkway Properties Office Fund II, L.P. (the “Partnership” and such agreement, as amended from time to time, the “Partnership Agreement”), dated May 14, 2008, by and among PPOF, Parkway LP and TRST, which such Partnership Agreement is incorporated herein by reference from: Exhibit 10.1 to the Current Report on Form 8-K, filed by Parkway with the Securities and Exchange Commission (the “SEC”) on May 19, 2008; the first amendment to such Partnership Agreement, which is incorporated herein by reference from Exhibit 10.3 to the Current Report on Form 8-K, filed by Parkway with the SEC on April 14, 2011; the second amendment to such Partnership Agreement, which is incorporated herein by reference from Exhibit 10.3 to Parkway’s Quarterly Report on Form 10-Q, filed by Parkway with the SEC on November 5, 2012; the third amendment to such Partnership Agreement, which is incorporated herein by reference from Exhibit 10.4 to Parkway’s Annual Report on Form 10-K, filed by Parkway with the SEC on March 3, 2014; and the fourth amendment to such Partnership Agreement, which is incorporated herein by reference from Exhibit 10.1 to Parkway’s Current Report on Form 8-K, filed by Parkway with the SEC on April 16, 2014, and (ii) that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 28, 2016, by and among the Company, Parkway, Parkway LP, and Clinic Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Parkway will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger and a wholly owned subsidiary of the Company. Pursuant to the Letter Agreement, among other things:

•	TRST agrees that the execution of the Merger Agreement and the consummation of the transactions contemplated thereby do not constitute a change of control, transfer or restricted transfer or other cause for termination under the Partnership Agreement; and

•	the Company, TRST, PPOF, and Parkway agreed to amend the Partnership Agreement, as set forth below, which amendment shall be automatically effective upon the closing of the Merger.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Fifth Amendment to Partnership Agreement

Concurrently with the execution of the Letter Agreement, Parkway LP entered into the fifth amendment to the Partnership Agreement (the “Fifth Amendment”). The Fifth Amendment shall become automatically effective upon the closing of the Merger.

The Fifth Amendment provides that, among other things:

•	upon the closing of the Merger, the Company will succeed to all rights and obligations of Parkway under the Partnership Agreement, and Cousins Properties LP, a subsidiary of the Company to be formed in connection with the consummation of the Merger, will succeed to all rights and obligations of Parkway LP under the Partnership Agreement;

•	TRST consents to the Company, or an affiliate of the Company, acting as the agent for certain services contemplated by the Partnership Agreement, including but not limited to leasing and management services, to the Partnership or any investment thereof; provided that the fee charged to the Partnership by such agent will not be more than the lesser of (a) the fees charged for such services by Parkway Realty Services LLC and (b) the fees charged in an arms-length transaction for such services. If TRST determines that leasing services provided by the Company or an affiliate of the Company present a conflict of interest with other leasing activities of the Company for a particular investment of the Partnership, TRST may require the Company to cease providing leasing services for such investment, subject to certain procedural requirements;

•	the asset management fee payable to PPOF will be adjusted as set forth in the Fifth Amendment;

•	from the closing of the Merger until December 31, 2017, upon 30 days’ notice, the Company will have a call option to purchase TRST’s interest in the Partnership for a cash purchase price based on TRST’s internal rate of return as of the closing of the Merger, as calculated pursuant to the terms of the Fifth Amendment; and

•	from and after January 1, 2018, TRST will have the right upon notice, on one or more occasions, to cause the sale of one or more investments of the Partnership, in each case, subject to an appraisal and the right of first refusal of PPOF to purchase such investment as set forth in the Fifth Amendment.

Except as amended by the Fifth Amendment, the remaining terms of the Partnership Agreement will remain in full force and effect.

The foregoing summary of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”) and Parkway Properties, Inc. (“Parkway”) operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins and Parkway (“HoustonCo”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of HoustonCo on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and HoustonCo as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or HoustonCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transaction, Cousins intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.

Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated May 6, 2016, by and among Teacher Retirement System of Texas, PPOF II, LLC, Parkway Properties LP and Cousins Properties Incorporated.

10.2	Fifth Amendment to Limited Partnership Agreement of Parkway Properties Office Fund II, L.P., dated May 6, 2016, by and among PPOF II, LLC, Parkway Properties LP and Teacher Retirement System of Texas.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: May 12, 2016	By:	/s/ Pamela F. Roper
Name: Pamela F. Roper
Title: Senior Vice President and General Counsel

Exhibit No.	Description
10.1	Letter Agreement, dated May 6, 2016, by and among Teacher Retirement System of Texas, PPOF II, LLC, Parkway Properties LP and Cousins Properties Incorporated.

10.2	Fifth Amendment to Limited Partnership Agreement of Parkway Properties Office Fund II, L.P., dated May 6, 2016, by and among PPOF II, LLC, Parkway Properties LP and Teacher Retirement System of Texas.